Exhibit 99.1

Early Termination of Hart-Scott-Rodino Waiting Period Received in Connection with SCA’s Acquisition of Wausau Paper Corp.

Stockholm, Sweden and Mosinee, Wisconsin November 17, 2015 -- SCA (NASDAQ OMX Stockholm: SCA), a leading global hygiene and forest products company, and Wausau Paper Corp. (“Wausau Paper”) (NYSE: WPP), a North American Away-from-Home tissue company, today announced early termination of the waiting period required under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with SCA’s agreement to acquire Wausau Paper for USD 10.25 per share or total consideration of USD 513 million (approximately SEK 4.2 billion) in cash.

As previously announced on October 13, 2015, the acquisition is a strategic fit for SCA and strengthens the company’s presence in North America. The Wausau Paper portfolio complements SCA’s offerings in North America and gives the company access to premium tissue production in the region. The combined operations will provide SCA and Wausau customers with access to a comprehensive portfolio of food service offerings and premium tissue and washroom products.

The transaction is expected to close during Q1 2016, subject to approval by the Wausau Paper shareholders and other customary closing conditions.

About SCA

SCA is a leading global hygiene and forest products company. The Group develops and produces sustainable personal care, tissue and forest products. Sales are conducted in about 100 countries under many strong brands, including the leading global brands TENA and Tork, and regional brands, such as Libero, Libresse, Lotus, Nosotras, Saba, Tempo and Vinda. As Europe’s largest private forest owner, SCA places considerable emphasis on sustainable forest management. The Group has about 44,000 employees. Sales in 2014 amounted to approximately SEK 104bn (EUR 11.4bn). SCA was founded in 1929, has its headquarters in Stockholm, Sweden, and is listed on NASDAQ OMX Stockholm. More information at www.sca.com.

About Wausau Paper

Wausau Paper produces a complete line of Away-from-Home towel and tissue products that are marketed along with soap and dispensing system products under a number of brands including Artisan™, DublNature®, DublSoft®, EcoSoft®, and related custom brands. Wausau Paper is listed on the NYSE under the symbol WPP. To learn more about Wausau Paper, visit wausaupaper.com.

Caution Regarding Forward Looking Statements:

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission, or SEC. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including our statements relating to the proposed acquisition and its anticipated benefits if consummated, are forward-looking statements. These forward-looking statements are based on assumptions which we believe are reasonable based on current expectations and projections about future events and industry conditions and trends affecting our business. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that, among other things, could cause actual results to differ materially from those contained in the forward-looking statements, including the risk factors described in Wausau Paper’s reports with the SEC, including Wausau Paper’s Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q and the following:

Proposed Acquisition Risks and Uncertainties

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SCA’s business and the business of Wausau Paper may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected;

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Expected combination benefits from the proposed acquisition may not be fully-realized or realized within the expected time frame;

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Wausau Paper’s shareholders may not approve the acquisition;

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The regulatory approvals and any other required approvals in connection with the acquisition may not be obtained on the proposed terms or on the anticipated schedule;

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Revenues following the acquisition may be lower than expected; and

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Operating costs, customer loss and business disruption, including difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the acquisition.

New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information:

This communication may be deemed solicitation material in respect of the proposed acquisition of Wausau Paper by SCA. In connection with the proposed acquisition, Wausau Paper plans to file with the SEC and furnish to its shareholder a proxy statement and other relevant documents. Wausau Paper’s shareholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed acquisition or incorporated by reference in the proxy statement because they will contain important information about the proposed acquisition. Such proxy statement, when it becomes available, can be obtained for viewing, printing, and downloading from Wausau Paper’s website at www.wausaupaper.com. Other SEC filings containing information about each party to the proposed merger transaction can be obtained for viewing, printing, and downloading (without charge) at the SEC’s internet site (http://www.sec.gov). Wausau Paper will furnish to any of its shareholders (without charge) a copy of the proxy statement and the filings with the SEC that will be incorporated by reference therein, when the documents become available, upon written or oral request to the Secretary, Wausau Paper Corp., 100 Paper Place, Mosinee, WI 54455.

The directors and executive officers of each party may be deemed to be participants in the solicitation of proxies from Wausau Paper’s shareholders in respect of the proposed acquisition.  Information regarding the directors and executive officers of Wausau Paper is currently available in its proxy statement for its 2015 annual meeting of shareholders filed with the SEC by Wausau Paper on April 10, 2015. Information regarding the directors and executive officers of SCA is currently available on its website at www.sca.com/en/About_SCA/Corporate_Governance/. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials that will be filed by Wausau Paper with the SEC when they become available.

Any information concerning Wausau Paper contained in this document has been taken from, or is based upon, publicly available information. Although we do not have any information that would indicate that the information contained in this document that has been taken from such documents is inaccurate or incomplete, we do not take any responsibility for the accuracy or completeness of such information.

Contact:

For SCA:

SCA Group Media Relations

Linda Nyberg, VP Media Relations

+46 8 788 51 58

SCA Media Relations North America

Liz Cohen,

+1-212-445-8044

Kelly Clausen,

+1-212-445-8368

SCA Investor Relations:

Johan Karlsson, VP Investor Relations

+46 8 788 51 30

For Wausau Paper:

Media:

Sard Verbinnen & Co.

Jim Barron

Meghan Gavigan

Brandon Messina

+1-212-687-8080

Wausau Paper Investor Relations:

Perry Grueber, Director Investor Relations

+1-715-692-2056